SCHEDULE 14A
                                    (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934

          Filed by the Registrant  X
          Filed by a party other than the registrant
          Check the appropriate box:
                 Preliminary proxy statement
           X     Definitive proxy statement
                 Definitive additional materials
                 Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              SAFECO Taxable Bond Trust

                (Name of Registrant as Specified in Its Charter)



                      (Name of Person(s) Filing Proxy Statement)

          Payment of filing fee (Check the appropriate box):

           X   No fee required.
               No Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

               (1) Title of each class of securities to which transaction applies:

               (2) Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                    Rule 0-11:

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:

               Fee paid previously with preliminary materials:

               Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)  Amount previously paid:

               (2)  Form, Schedule or Registration Statement no.:

               (3)  Filing Party:

               (4)  Date Filed:

                        [SAFECO Mutual Funds Letterhead]




Dear Shareholder:


Enclosed you will find a proxy statement asking you to approve a revision to one of the SAFECO High-Yield Bond Fund's fundamental investment policies. As the enclosed materials explain in more detail, the proposed change will allow your Fund to remain competitive in the high-yield marketplace by removing the restriction on the Fund's purchase of private placement debt which is qualified for trading under the Securities and Exchange Commission Rule 144A.

Over the past few years, a growing sector of the high-yield bond market has been comprised of this private high-yield debt known as Rule 144A bonds. Under the SEC's Rule 144A, companies can market their debt to sophisticated investors, such as mutual funds, in private sales much more quickly than if the issue is sold to individual investors. Rule 144A bonds are subject to legal restrictions on resale, but because they can be resold to qualified private buyers (which make up a significant portion of the high-yield market), this restriction does not materially affect a bond's liquidity. In short, the removal of the Fund's restriction on the purchase of these bonds will allow your Fund to participate more fully in the high-yield market without significantly compromising the liquidity of the securities it holds.

     Regardless of how many shares you own, or your position on the issue discussed in the proxy, it is very important that you vote. Please sign and return the proxy voting card in the enclosed postage-paid envelope today. If you have any questions before you vote, please call a Shareholder Services Representative toll free at 1-800-624-5711.

Sincerely,

/s/Boh A. Dickey

Boh A. Dickey
Chairman

                            SAFECO TAXABLE BOND TRUST
                           SAFECO High-Yield Bond Fund

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                  To Be Held On
                                 April 10, 1997


TO THE SHAREHOLDERS:

     A special meeting of the holders of shares of beneficial interest of SAFECO High-Yield Bond Fund (the "Fund"), a series of SAFECO Taxable Bond Trust (the "Trust"), will be held at the offices of the Trust, SAFECO Plaza, Seattle, WA 98185, on April 10, 1997, at 9:00 a.m., Pacific time, for the purpose of considering the revision of the Fund's fundamental investment restriction on investment in securities subject to legal or contractual restrictions on resale to exclude Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees and to transact such other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting if you owned shares of beneficial interest of the Fund at the close of business on February 20, 1997. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope.

                                                   By order of the Board,

                                                   /s/David F. Hill

                                                   David F. Hill
                                                   President

February 24, 1997
SAFECO Plaza
Seattle, WA  98185

                      Instructions for Signing Proxy Cards


     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Each party should sign, and the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                      Valid Signature

Corporate Accounts

(1)  ABC Corp.                                    ABC Corp.
                                                  John Doe, Treasurer
(2)  ABC Corp.                                    John Doe, Treasurer
(3)  ABC Corp.                                    John Doe, Treasurer
       c/o John Doe
(4) ABC Corp. Profit Sharing Plan                 John Doe, Trustee

Partnership Accounts

(1)  The XYZ Partnership                          Jane B. Smith, Partner
(2)  Smith and Jones, Limited Partnership         Jane B. Smith, General Partner

Trust Accounts

(1)  ABC Trust                                    Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                         Jane B. Doe, Trustee
       u/t/d 12/28/78

Custodial or Estate Accounts

(1)  John B. Smith, Cust.                         John B. Smith
       f/b/o John B. Smith, Jr.,
       UGMA/UTMA
(2)  Estate of John B. Smith                      John B. Smith, Jr., Executor

                            SAFECO TAXABLE BOND TRUST
                           SAFECO High-Yield Bond Fund

                                  SAFECO Plaza
                                Seattle, WA 98185

                                 PROXY STATEMENT
          Special Meeting of Shareholders to be Held on April 10, 1997


     This proxy statement is being furnished to holders of shares of beneficial interest ("Shares") of the SAFECO High-Yield Bond Fund (the "Fund"), a series of SAFECO Taxable Bond Trust (the "Trust"), in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a special meeting (the "Meeting") of shareholders to be held on April 10, 1997, at 9:00 a.m., Pacific time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to shareholders on or about February 28, 1997.

     The Trust is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Delaware business trust. The Trust is comprised of three separate series, one of which is the Fund.

     The Fund's investment adviser is SAFECO Asset Management Company ("SAM"). The distributor for the Fund's shares is SAFECO Securities, Inc. ("SAFECO Securities"). The transfer, dividend and distribution disbursement and shareholder servicing agent for the Fund is SAFECO Services Corporation ("SAFECO Services"). SAM, SAFECO Securities and SAFECO Services are wholly-owned subsidiaries of SAFECO Corporation (a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses) and are each located at SAFECO Plaza, Seattle, Washington, 98185.

                               VOTING INFORMATION

     The presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting.

     In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment.

     Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect when the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against a Proposal for which the required vote is a percentage of the Shares present or outstanding.

     Each full Share of the Fund outstanding is entitled to one vote and each fractional Share of the Fund outstanding is entitled to a proportionate share of one vote with respect to any matter to be voted upon by the shareholders of the Fund. Approval of the revision contemplated by the Proposal below requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you return the card and give no voting instructions, your Shares will be voted FOR the proposal described in this proxy statement. You may revoke your vote by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As of February 20, 1997 ("Record Date"), there were 6,178,460 Shares outstanding of the Fund. As of January 2, 1997, SAFECO Corporation owned 500,000 Shares of the Fund, which represented 8.8% of the Fund's outstanding Shares; and Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, owned 877,930 shares of the Fund, which represented 15.4% of the Fund's outstanding shares. As of February 20, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding Shares of the Fund.

     Copies of the Fund's most recent annual report, including financial statements, have previously been delivered to Shareholders. Shareholders of the Fund may request a copy of the Fund's annual report, without charge, by writing SAFECO Mutual Funds at P.O. Box 34890, Seattle, Washington 98124-1890, or by calling 1-800-624-5711 or 1-800-438-8718 (Deaf and Hard of Hearing TTY/TDD service).

                  PROPOSAL - APPROVAL OF CHANGES TO FUNDAMENTAL
                   INVESTMENT RESTRICTION REGARDING INVESTMENT
                 IN SECURITIES SUBJECT TO RESTRICTIONS ON RESALE

     Reasons for the Proposed Change. The Fund has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Fund's statement of additional information, and which may be changed only with shareholder approval. One of these fundamental restrictions prohibits the Fund from purchasing or otherwise acquiring securities which are illiquid or subject to legal or contractual restrictions on resale, if as a result more than 10% of the Fund's total assets would be invested in such securities.

     As the fundamental restriction is currently drafted, it includes restricted securities which are legally eligible for resale under Rule 144A ("Rule 144A securities"). Rule 144A under the Securities Act of 1933 ("1933 Act") provides that certain securities that otherwise would be subject to restrictions on resale may be sold to "qualified institutional buyers" as that term is defined in Rule 144A. As a result of Rule 144A, a liquid trading market for many Rule
144A securities has developed among institutional buyers. However, increasing the Fund's investment in Rule 144A securities could have the effect of increasing the level of Fund illiquidity, to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

     Under guidelines adopted by the Board of Trustees, the Fund may invest in Rule 144A securities SAM has determined are liquid. Under the guidelines, factors which may be considered by SAM in determining the liquidity of Rule 144A securities include: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the number of potential purchasers of the security; the willingness of dealers to make a market in the security and the nature of marketplace trades of the security.

     The effect of the fundamental restriction as currently drafted is to limit unnecessarily the Fund's ability to purchase Rule 144A securities determined to be liquid under guidelines adopted by the Board. This was not the intent or purpose of the fundamental restriction, since these Rule 144A securities are liquid even though they are subject to certain limitations on resale.
Furthermore, Rule 144A securities which have been determined to be liquid pursuant to guidelines adopted by the Board are not required under federal or state law to be included in a Fund's investment restriction limiting investment in illiquid securities.

     For these reasons, the Board of Trustees has determined that the Fund's fundamental restriction regarding investment in illiquid and restricted securities should be revised to clarify that the fundamental restriction does not apply to Rule 144A securities purchased by the Fund which are determined to be liquid pursuant to guidelines adopted by the Board. The Board is requesting shareholder approval to effect this clarifying change.

     The Board believes that approval of the proposal to revise the fundamental restriction will enable SAM to take advantage of opportunities in the Rule 144A market on behalf of the Fund that are currently not available to it. The Board currently does not anticipate setting a specific investment limitation on the purchase of liquid Rule 144A securities. If approved at the Special Meeting, the revised fundamental restriction would become effective on April 30, 1997.

Current text of fundamental restriction:

         The High-Yield Bond Fund will not:

         Purchase or otherwise acquire securities which are illiquid or subject to legal or contractual restrictions on resale, if as a result more than ten percent (10%) of the Fund's total assets would be invested in such securities.

Proposed text of fundamental restriction:

         The High-Yield Bond Fund will not:

         Purchase or otherwise acquire securities which are illiquid or subject to legal or contractual restrictions on resale, if as a result more than ten percent (10%) of the Fund's total assets would be invested in such securities, except that the purchase of Rule 144A securities deemed to be liquid pursuant to guidelines adopted by the Board of Trustees of the High-Yield Fund shall not be limited by this restriction.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

                             ADDITIONAL INFORMATION

     The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral
communications   by  regular   employees  of  SAM,  who  will  not  receive  any
compensation therefor from the Fund. Shareholders' votes may be taken by telephone by SAM, subject to procedures designed to authenticate shareholders' identities and confirm voting instructions.

                              SHAREHOLDER PROPOSALS

     As a general matter, the Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send the proposals to the Fund at SAFECO Plaza, Seattle, Washington 98185, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the Meeting other than the matter set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                                 By order of the Board,

                                                 /s/David F. Hill

                                                 David F. Hill
                                                 President

February 24, 1997


--------------------------------------------------------------------------------
It  is   important   that  you   execute   and  return   your  proxy   promptly.
--------------------------------------------------------------------------------

                            SAFECO TAXABLE BOND TRUST

                           SAFECO High-Yield Bond Fund


     The undersigned hereby appoints Boh A. Dickey and David F. Hill, each with full power of substitution, as proxies to attend the Special Meeting of Shareholders of the SAFECO High-Yield Bond Fund (the "Fund"), to be held at the SAFECO Auditorium, SAFECO Plaza, Seattle, WA at 9:00 a.m. on April 10, 1997 or any adjournment thereof, and to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present in the transaction of such business as may properly come before said meeting.

Approval of the revision of the Fund's    ____ FOR   ____ AGAINST   ____ ABSTAIN
fundamental policy regarding investment
in securities which are illiquid or
subject to legal or contractual restrictions on resale to exclude Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Board.


THIS PROXY WILL BE VOTED AS DIRECTED. IF RETURNED UNMARKED, THIS PROXY WILL BE CONSIDERED VOTED AS "FOR" THE ABOVE ITEM.

Discretionary authority is hereby conferred as to all other matters which may properly come before this meeting. Any proxy previously given with respect to the signer's shares is hereby revoked. This proxy may be exercised by a majority of the Proxies designated above who are present at the meeting, or if only one is present, then by that one. Receipt of Notice of Meeting is acknowledged,



___________________________________


____________________________________        DATED _____________________
(Signatures of Shareholder(s))

IMPORTANT: Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title. The Proxies named above cannot vote your shares unless you sign and return this proxy.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                  OF THE FUND.